Exhibit 10.1

AMENDMENT NO. 1 dated as of February 13, 2017 (this “Amendment”), to the CREDIT AGREEMENT dated as of January 21, 2016 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Credit Agreement), among CROWN CASTLE INTERNATIONAL CORP., a Delaware corporation (the “Borrower”), the LENDERS and ISSUING BANKS party thereto and JPMORGAN CHASE BANK, N.A. (“JPMorgan”), as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Borrower, in accordance with Section 2.21 of the Credit Agreement, has delivered to the Administrative Agent a Maturity Date Extension Request dated as of January 19, 2017, requesting the extension of the Revolving Maturity Date and the Term Maturity Date by one year to January 21, 2022 (the “Maturity Date Extension”);

WHEREAS, (a) each Lender holding Revolving Commitments and/or Revolving Loans immediately prior to the consummation of the transactions specified in Section 3 hereof (each, an “Existing Revolving Lender”) and each Lender holding Term Loans immediately prior to the consummation of the transactions specified in Section 3 hereof (each, an “Existing Term Lender” and, together with each Existing Revolving Lender, collectively, the “Existing Lenders”) that executes and delivers a signature page to this Amendment (each, a “Consenting Revolving Lender” or a “Consenting Term Lender”, as applicable, and collectively, the “Consenting Lenders”) at or prior to 10:00 p.m., New York City time, on February 10, 2017 (the “Delivery Time”), will have agreed to the terms of this Amendment upon the effectiveness of this Amendment on the Amendment Effective Date (as defined below), and (b) each Existing Lender that does not execute and deliver a signature page to this Amendment at or prior to the Delivery Time (each, a “Declining Revolving Lender” or a “Declining Term Lender”, as applicable, and collectively, the “Declining Lenders”) will be deemed not to have agreed to this Amendment and will be subject to the mandatory assignment provisions of Sections 2.18(b) and 2.21(c) of the Credit Agreement upon the effectiveness of this Amendment on the Amendment Effective Date (it being understood that the interests, rights and obligations of the Declining Lenders under the Loan Documents will be assumed by (a) certain Consenting Lenders and (b) certain financial institutions that are not Existing Lenders and that are party hereto (each, a “New Revolving Lender” or “New Term Lender”, as applicable, and collectively, the “New Lenders”), in each case in accordance with Sections 2.18(b), 2.21(c) and 9.04(b) of the Credit Agreement and Sections 3(a) and 3(b) hereof);

WHEREAS, with respect to the foregoing, this Amendment is an amendment entered into pursuant to Section 2.21 of the Credit Agreement to provide for the Maturity Date Extension;

WHEREAS, the Borrower intends to incur additional Term Loans in an aggregate principal amount not to exceed $500,000,000.00 (the “Tack-On Term

Loans”), which Tack-On Term Loans shall, on and after the Amendment Effective Date, be part of the same Class of Term Loans as the Term Loans made under Section 2.01(a) of the Credit Agreement on the Effective Date (the “Existing Term Loans”) and the proceeds of which will be used to pay all fees and expenses of the Borrower payable in connection with this Amendment and for general corporate purposes;

WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein to permit the incurrence of the Tack-On Term Loans under the Credit Agreement (for the avoidance of doubt, the incurrence of the Tack-On Term Loans will not be a Term Loan Increase under Section 2.20 of the Credit Agreement);

WHEREAS, the Borrower has requested that the financial institutions set forth on Schedule III hereto (the “Tack-On Term Lenders”) commit to make the Tack-On Term Loans on the Amendment Effective Date (the commitment of each Tack-On Term Lender to provide its applicable portion of the Tack-On Term Loans, as set forth opposite such Tack-On Term Lender’s name on Schedule III hereto, is such Tack-On Term Lender’s “Tack-On Term Commitment”); and

WHEREAS, the Tack-On Term Lenders are willing to make the Tack-On Term Loans to the Borrower on the Amendment Effective Date on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

SECTION 1.  Rules of Interpretation.  The rules of interpretation set forth in Section 1.03 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

SECTION 2.  Amendments to Credit Agreement.

(a)  Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order:

“First Amendment Effective Date” means February 13, 2017.

“First Amendment” means Amendment No. 1, dated as of the First Amendment Effective Date, among the Borrower, the Administrative Agent, the Lenders party thereto and the Issuing Banks party thereto.

“Tack-On Term Commitment” has the meaning assigned to such term in the First Amendment.

“Tack-On Term Lender” has the meaning assigned to such term in the First Amendment.

“Tack-On Term Loans” has the meaning assigned to such term in the First Amendment.

(b)  Section 1.01 of the Credit Agreement is hereby amended by replacing the text “2021” in each of the definitions of “Revolving Maturity Date” and “Term Maturity Date” with the text “2022”.

(c)  Section 1.01 of the Credit Agreement is hereby amended by inserting the text “initial” immediately prior to each occurrence of the text “Term Commitment” in the definition of “Term Commitments”.

(d)  Section 2.01 of the Credit Agreement is hereby amended by (i) replacing the text “a Term Loan” with the text “an initial Term Loan” in clause (a) thereof, (ii) adding the text “initial” immediately before the text “Term Commitment” in clause (a) thereof, and (iii) adding the following text at the end of the first sentence thereof:

Subject to the terms and conditions set forth in the First Amendment, each Tack-On Term Lender agrees to make a Tack-On Term Loan to the Borrower on the First Amendment Effective Date in a principal amount not exceeding such Tack-On Term Lender’s Tack-On Term Commitment.

(e)  Section 2.07(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following text:

(a)  Unless previously terminated, (i) the initial Term Commitments shall automatically terminate upon the initial funding of the initial Term Loans on the Effective Date, (ii) the Tack-On Term Commitments shall automatically terminate upon the funding of the Tack-On Term Loans on the First Amendment Effective Date, (iii) the Revolving Commitments shall automatically terminate on the Revolving Maturity Date, and (iv) the 364-Day Commitments shall automatically terminate on the 364-Day Maturity Date.

(f)  Section 2.09(a) of the Credit Agreement is hereby amended by replacing such Section in its entirety with the following text:

(a)  Subject to adjustment pursuant to Section 2.10(d), the Borrower shall repay Term Borrowings, if any, on the last day of each March, June, September and December, beginning on June 30, 2016, in an aggregate principal amount equal to (i) for each such date occurring on or prior to the third anniversary of the Effective Date, 0.625% of the aggregate principal amount of the Term Borrowings outstanding on the First Amendment Effective Date, (ii) for each such date occurring after the third anniversary of the Effective Date but on or prior to the fifth anniversary of the

Effective Date, 1.250% of the aggregate principal amount of the Term Borrowings outstanding on the First Amendment Effective Date and (iii) for each such date occurring after the fifth anniversary of the Effective Date but prior to the Term Maturity Date, 2.500% of the aggregate principal amount of the Term Borrowings outstanding on the First Amendment Effective Date.

SECTION 3.  Transactions on the Amendment Effective Date.

(a)  Concerning the Revolving Lenders, the Revolving Commitments and the Revolving Loans.

(i) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) each New Revolving Lender shall become, and each Consenting Revolving Lender shall continue to be, a “Revolving Lender” and a “Lender” under the Credit Agreement and (B) each New Revolving Lender shall have, and each Consenting Revolving Lender shall continue to have, all the rights and obligations of a “Revolving Lender” and a “Lender” holding a Revolving Commitment or a Revolving Loan under the Credit Agreement.

(ii) Pursuant to Sections 2.18(b), 2.21(c) and 9.04(b) of the Credit Agreement, on the Amendment Effective Date, (A) each Declining Revolving Lender shall be deemed to have assigned, delegated and transferred its Revolving Commitments and its Revolving Loans, as applicable, including any participations in LC Disbursements, and (B) each Consenting Revolving Lender that will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is less than the aggregate amount of Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Revolving Commitments in excess of such allocated amount (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements of such Consenting Revolving Lender), in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan, as assignee, and, in the case of its Revolving Loans and participations in LC Disbursements, at a purchase price equal to par (the “Revolving Loan Purchase Price”).  Upon (1) payment to a Declining Revolving Lender of (x) the Revolving Loan Purchase Price with respect to its Revolving Loans and participations in LC Disbursements so assigned, delegated and transferred pursuant to this paragraph (ii) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the

Revolving Commitments and Revolving Loans through but excluding the Amendment Effective Date (which shall be paid by the Borrower), and (2) the satisfaction of the applicable conditions set forth in Sections 2.18(b), 2.21(c), 2.21(e) and 9.04(b) of the Credit Agreement (but without the requirement of any further action on the part of such Declining Revolving Lender, the Borrower or the Administrative Agent), such Declining Revolving Lender shall cease to be a party to the Credit Agreement in its capacity as a Revolving Lender and a Lender.

(iii) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) to the extent any Consenting Revolving Lender will be allocated an aggregate amount of the Revolving Commitments as of the Amendment Effective Date that is more than the aggregate amount of the Revolving Commitments of such Consenting Revolving Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Revolving Lender by the Administrative Agent prior to the date hereof), each such Consenting Revolving Lender agrees to assume from JPMorgan the portion of such excess amount (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements (in the case of the Revolving Loans and participations in LC Disbursements, at a purchase price equal to par)) and (B) each New Revolving Lender, if any, set forth on Schedule I hereto agrees to assume from JPMorgan Revolving Commitments in an aggregate amount equal to the amount disclosed to such New Revolving Lender by the Administrative Agent prior to the date hereof (together with a proportionate principal amount of the Revolving Loans and participations in LC Disbursements (in the case of the Revolving Loans and participations in LC Disbursements, at a purchase price equal to par)).

(iv) Each New Revolving Lender, if any, by delivering its signature page to this Amendment and assuming Revolving Commitments and Revolving Loans in accordance with Section 3(a)(iii) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(v) For purposes of clarity, all Revolving Loans, Revolving Commitments and Letters of Credit outstanding immediately prior to the Amendment Effective Date shall continue to be outstanding as Revolving Loans, Revolving Commitments and Letters of Credit, respectively, under the Credit Agreement on and after the Amendment Effective Date, subject to the terms of the Credit Agreement.

(vi) The transactions described in this Section 3(a) will be deemed to satisfy the requirements of Sections 2.18(b) and 9.04 of the Credit Agreement in respect of the assignment of the Revolving Commitments,

Revolving Loans and participations in LC Disbursements so assigned, delegated and transferred pursuant to Section 3(a)(ii) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

(vii) Immediately after giving effect to the consummation of the transactions described in this Section 3(a), the aggregate amount of the Revolving Commitments of each Consenting Revolving Lender and each New Revolving Lender is set forth opposite such Lender’s name on Schedule I hereto.

(b)  Concerning the Term Lenders and the Term Loans.

(i) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) each New Term Lender shall become, and each Consenting Term Lender shall continue to be, a “Term Lender” and a “Lender” under the Credit Agreement and (B) each New Term Lender shall have, and each Consenting Term Lender shall continue to have, all the rights and obligations of a “Term Lender” and a “Lender” holding a Term Loan under the Credit Agreement.

(ii) Pursuant to Sections 2.18(b), 2.21(c) and 9.04(b) of the Credit Agreement, on the Amendment Effective Date, (A) each Declining Term Lender shall be deemed to have assigned, delegated and transferred its Term Loans, and (B) each Consenting Term Lender that will be allocated an aggregate principal amount of the Term Loans as of the Amendment Effective Date that is less than the aggregate principal amount of Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof) shall be deemed to have assigned, delegated and transferred the portion of its Term Loans in excess of such allocated amount, in each case together with all its interests, rights (other than its existing rights to payments pursuant to Section 2.14 or 2.16 of the Credit Agreement) and obligations under the Loan Documents in respect thereof, to JPMorgan, as assignee, at a purchase price equal to par (the “Term Loan Purchase Price”).  Upon (1) payment to a Declining Term Lender of (x) the Term Loan Purchase Price with respect to its Term Loans so assigned, delegated and transferred pursuant to this paragraph (ii) (which shall be paid by JPMorgan) and (y) accrued and unpaid interest and fees and other amounts owing under the Credit Agreement, in each case with respect to the Term Loans through but excluding the Amendment Effective Date (which shall be paid by the Borrower), and (2) the satisfaction of the applicable conditions set forth in Sections 2.18(b), 2.21(c), 2.21(e) and 9.04(b) of the Credit Agreement (but without the requirement of any further action on the part of such Declining Term Lender, the Borrower or the Administrative Agent), such Declining

Term Lender shall cease to be a party to the Credit Agreement in its capacity as a Term Lender and a Lender.

(iii) Subject to the terms and conditions set forth herein, on the Amendment Effective Date, (A) to the extent any Consenting Term Lender will be allocated an aggregate principal amount of the Term Loans as of the Amendment Effective Date that is more than the aggregate principal amount of the Term Loans of such Consenting Term Lender immediately prior to the Amendment Effective Date (as disclosed to such Consenting Term Lender by the Administrative Agent prior to the date hereof), each such Consenting Term Lender agrees to assume from JPMorgan, at a purchase price equal to par, the portion of such excess amount and (B) each New Term Lender, if any, set forth on Schedule II hereto agrees to assume from JPMorgan, at a purchase price equal to par, Term Loans in an aggregate principal amount equal to the amount disclosed to such New Term Lender by the Administrative Agent prior to the date hereof.

(iv) Each New Term Lender, if any, by delivering its signature page to this Amendment and assuming Term Loans in accordance with Section 3(b)(iii) hereof, shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be approved by the Administrative Agent or any Lenders, as applicable, on the Amendment Effective Date.

(v) For purposes of clarity, all Term Loans outstanding immediately prior to the Amendment Effective Date shall continue to be outstanding as Term Loans under the Credit Agreement on and after the Amendment Effective Date, subject to the terms of the Credit Agreement.

(vi) The transactions described in this Section 3(b) will be deemed to satisfy the requirements of Sections 2.18(b) and 9.04 of the Credit Agreement in respect of the assignment of the Term Loans so assigned, delegated and transferred pursuant to Section 3(b)(ii) hereof, and this Amendment will be deemed to be an Assignment and Assumption with respect to such assignments.

SECTION 4.  Tack-On Term Loans.

(a)  Subject to the satisfaction of the conditions precedent set forth in Section 6 hereof, each Tack-On Term Lender agrees, severally and not jointly, to make, on the Amendment Effective Date, a Tack-On Term Loan to the Borrower in an aggregate principal amount equal to its Tack-On Term Commitment.  The Tack-On Term Commitment of each Tack-On Term Lender shall automatically terminate upon the making of the Tack-On Term Loans on the Amendment Effective Date.  The net proceeds of the Tack-On Term Loans shall be used by the Borrower to pay all fees and expenses of the Borrower payable in connection with this Amendment and for general corporate purposes.  The transactions contemplated by this Section 4(a) are collectively referred to as the “Tack-On Facility Transactions”.

(b)  Immediately upon the consummation of the Tack-On Facility Transactions, (i) each reference to the terms “Term Lender” and “Lender” in the Loan Documents shall be deemed to include the Tack-On Term Lenders and (ii) each reference to the term “Term Loans” in the Loan Documents shall be deemed to include the Tack-On Term Loans.

(c)  On and after the Amendment Effective Date, all Existing Term Loans and all Tack-On Term Loans shall constitute the same Class of Loans for all purposes of the Credit Agreement.  Commencing on the Amendment Effective Date, the initial Interest Period for all Term Loans (including, for purposes of clarity, the Tack-On Term Loans) shall be the Interest Period specified in the Borrowing Request submitted by the Borrower with respect the Term Borrowing consisting of the Tack-On Term Loans to be made on the Amendment Effective Date.

(d)  Immediately after giving effect to the consummation of the transactions described in Section 3(b) hereof and this Section 4, the aggregate principal amount of the Term Loans held by each Tack-On Term Lender, each Consenting Term Lender and each New Term Lender is set forth opposite such Lender’s name on Schedule II hereto.

SECTION 5.  Representations and Warranties.  The Borrower represents and warrants to the Administrative Agent and to each of the Lenders that:

(a)  This Amendment has been duly authorized, executed and delivered by the Borrower and each of this Amendment and the Credit Agreement, as amended hereby, constitutes its legal, valid and binding obligation, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)  The representations and warranties of the Borrower set forth in the Loan Documents are true and correct in all material respects (or, in the case of representations and warranties qualified as to materiality, in all respects) on and as of the Amendment Effective Date, except in the case of any such representation and warranty that expressly relates to a prior date, in which case such representation and warranty is true and correct in all material respects (or in all respects, as applicable) as of such earlier date.

(c)  At the time of and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 6.  Effectiveness.  This Amendment shall become effective as of the date first above written (the “Amendment Effective Date”) when:

(a)  the Administrative Agent shall have received (i) counterparts of this Amendment that, when taken together, bear the signatures of the Borrower, each of the Consenting Lenders, each of the New Lenders and each of the Tack-On Term Lenders, (ii) a certificate of the Borrower in substantially the form of the certificate delivered to the Administrative Agent pursuant to Section 4.01(c) of the Credit Agreement on the Effective Date and (iii) a favorable written opinion (addressed to the Administrative Agent, the Issuing Bank and the Lenders (including the Consenting Lenders, the New Lenders and the Tack-On Term Lenders)) of Cravath, Swaine & Moore LLP, special New York counsel to the Borrower, dated as of the Amendment Effective Date;

(b)  each of the applicable conditions set forth in Sections 2.18(b), 2.21(c), 2.21(e) and 9.04(b) of the Credit Agreement shall have been satisfied;

(c)  each of the representations and warranties set forth in Section 5 hereof shall be true and correct;

(d)  the Borrower shall (i) be in compliance on a Pro Forma Basis after giving effect to the incurrence of the Tack-On Term Loans (and the application of the proceeds therefrom) with the covenants contained in Sections 6.09 (if applicable) and 6.10 of the Credit Agreement recomputed as of the last day of the most recently ended fiscal quarter of the Borrower for which financial statements are required to have been delivered pursuant to Section 5.01(a) or Section 5.01(b) of the Credit Agreement and (ii) have delivered a certificate of a Responsible Officer certifying as to compliance with clause (i) above, together with reasonably detailed calculations demonstrating such compliance;

(e)  The Administrative Agent shall have received a certificate, dated as of the Amendment Effective Date, and signed by a Responsible Officer, confirming compliance with the conditions set forth in Sections 4.02(a) and 4.02(b) of the Credit Agreement;

(f)  the Lenders (including the Consenting Lenders, the New Lenders and the Tack-On Term Lenders) shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, in each case to the extent requested in writing to the Borrower not later than five Business Days prior to the proposed Amendment Effective Date;

(g)  the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Borrower under or in connection with this Amendment, including those fees and expenses set forth in Section 10 hereof;

(h)  the Borrower shall have paid all unpaid interest and any other amounts (including any breakage costs) in respect of the Existing Term Loans and, solely to the extent required under Section 3(a)(ii) hereof, the outstanding Revolving Loans, that has accrued to but excluding the Amendment Effective Date; and

(i)  the Borrower shall have delivered to the Administrative Agent a Borrowing Request with respect to the Borrowing of the Tack-On Term Loans to be made on the Amendment Effective Date.

SECTION 7.  Credit Agreement.  Except as expressly set forth herein, this Amendment (a) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Borrower under the Credit Agreement or any other Loan Document and (b) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle the Borrower to any future consent to, or waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.  After the Amendment Effective Date, any reference in the Loan Documents to the Credit Agreement shall mean the Credit Agreement as modified hereby.  This Amendment shall constitute a “Loan Document”, the New Revolving Lenders shall constitute “Revolving Lenders” and “Lenders”, and the New Term Lenders and the Tack-On Term Lenders shall constitute “Term Lenders” and “Lenders”, in each case for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8.  Applicable Law; Waiver of Jury Trial.  (a)  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b)  EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

SECTION 9.  Counterparts; Amendment.  This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging shall be effective as delivery of an original executed counterpart of this Amendment.  This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and each of the Lenders.

SECTION 10.  Fees and Expenses.  (a)   The Borrower agrees to pay to the Administrative Agent, for the account of each Consenting Lender and each New Lender, an extension consent fee equal to  0.04% of the sum of the aggregate amount of Revolving Commitments and the aggregate principal amount of Term Loans, in each case of such Lender immediately after giving effect to the consummation of the transactions specified in Section 3 hereof (but, for the avoidance of doubt, prior to giving effect to the transactions specified in Section 4 hereof).  The fees payable pursuant to this Section 10(a) will be paid in dollars in immediately available funds on the Amendment Effective Date.

(b)  The Borrower agrees to pay to the Administrative Agent, for the account of each Tack-On Term Lender, an upfront fee equal to 0.20% of the aggregate principal amount of the Tack-On Term Loans funded by such Tack-On Term Lender on the Amendment Effective Date.  The fees payable pursuant to this Section 10(b) will be paid in dollars in immediately available funds on the Amendment Effective Date.

(c)  Notwithstanding anything herein to the contrary, with respect to the transactions contemplated by this Amendment, (i) the Administrative Agent hereby agrees to waive payment of the processing and recordation fee of $3,500 to the extent such fee is required under Section 9.04(b)(ii) of the Credit Agreement and (ii) each Lender that has separately notified the Borrower that it has agreed to waive payment of the break funding costs required to be paid under Section 2.15 of the Credit Agreement in connection with the transactions contemplated by Section 4 hereof hereby agrees to such waiver.

(d)  The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment to the extent required under Section 9.03 of the Credit Agreement.

SECTION 11.  Headings.  The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.

CROWN CASTLE INTERNATIONAL CORP., as the Borrower

By
/s/ Jay A. Brown
Name: Jay A. Brown
Title: President and Chief Executive Officer

[First Amendment Signature Page]

JPMORGAN CHASE BANK, N.A., individually (solely for purposes of Sections 3(a)(ii) and 3(b)(ii) hereof) and as Administrative Agent and an Issuing Bank

By
/s/ David Migliardi
Name: David Migliardi
Title: Vice President

[First Amendment Signature Page]

BANK OF AMERICA, N.A., as an Issuing Bank

By
/s/ Jonathan Tristan
Name: Jonathan Tristan
Title: Vice President

[First Amendment Signature Page]

[Lender Signature Pages on file with the Administrative Agent]

[First Amendment Signature Page]

SCHEDULE I

New Revolving Lenders and Consenting Revolving Lenders

[On file with the Administrative Agent]

SCHEDULE II
New Term Lenders, Consenting Term Lenders and Tack-On Term Lenders

[On file with the Administrative Agent]

SCHEDULE III

Tack-On Term Lenders

[On file with the Administrative Agent]